UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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ADVANSOURCE BIOMATERIALS CORPORATION
(Name of Registrant as Specified in its Charter)

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ADVANSOURCE BIOMATERIALS CORPORATION
229 Andover Street
Wilmington, MA 01887
www.advbiomaterials.com
info@advbiomaterials.com

August 24, 2011

To the Stockholders of AdvanSource Biomaterials Corporation:

AdvanSource Biomaterials Corporation (the “Company”) is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the “Meeting”) to be held Tuesday, October 4, 2011, at 10:00 a.m. (EST) at the Company’s offices at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)	To elect one (1) Class III Director to hold office until his successor shall be elected and shall have qualified; and

(2)	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

Please review the Company’s Proxy Statement and Annual Report on Form 10-K carefully.  If you have any questions regarding these materials, please do not hesitate to call me at (978) 657-0075.

Sincerely yours,

/s/ Michael F. Adams

Michael F. Adams
President and Chief Executive Officer
AdvanSource Biomaterials Corporation

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE VOTE BY COMPLETING AND SIGNING A PROXY CARD AND RETURNING IT PROMPTLY TO THE COMPANY, BY TELEPHONE AT 800-690-6903 OR BY INTERNET AT WWW.PROXYVOTE.COM, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

ADVANSOURCE BIOMATERIALS CORPORATION
229 Andover Street
Wilmington, MA 01887

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 4, 2011

The Annual Meeting of Stockholders (the “Meeting”) of AdvanSource Biomaterials Corporation (the “Company”) will be held Tuesday, October 4, 2011, at 10:00 a.m. (EST) at the Company’s offices at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)	To elect one (1) Class III Director to hold office until his successor shall be elected and shall have qualified; and

(2)	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

The Board has fixed the close of business on August 5, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote and act at, the Meeting.

For a period of ten (10) days prior to the Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours.  A stockholders list will also be available for inspection at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 4, 2011:

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Proxy Statement, including a form of Proxy Card, and the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 are available through www.proxyvote.com.

•
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before September 20, 2011 to facilitate timely delivery:

o	By Internet at www.proxyvote.com.

o	By telephone at 800-579-1639; or

o	By e-mail at sendmaterial@proxyvote.com.

Stockholders are cordially invited to attend the Meeting in person.  However, please vote by completing and signing a proxy card and returning it promptly to the Company; by telephone at 800-690-6903; or by internet at www.proxyvote.com.  If you choose, you may still vote in person at the Meeting even though you previously voted by submitting a proxy card, by telephone or internet.

By Order of the Board of Directors,

/s/ Michael F. Adams

Michael F. Adams, Secretary
Wilmington, Massachusetts
August 24, 2011

ADVANSOURCE BIOMATERIALS CORPORATION
229 Andover Street
Wilmington, Massachusetts 01887
(978) 657-0075

PROXY STATEMENT

For the 2011 Annual Meeting of Stockholders to be Held on October 4, 2011

GENERAL MATTERS

This proxy is solicited by the Board of Directors (the “Board”) of AdvanSource Biomaterials Corporation  (the “Company” or “AdvanSource”), a Delaware corporation, for use at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s offices at 229 Andover Street, Wilmington, MA 01887 on Tuesday, October 4, 2011, at 10:00 a.m., local time, and at any adjournments or postponements of that meeting.

Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions.  If no instructions are given in a properly executed proxy, the shares shall be voted in favor of all of the matters set forth in our Notice of 2011 Annual Meeting of Stockholders.

Our Notice of 2011 Annual Meeting of Stockholders, this Proxy Statement, a form of Proxy Card, and our Annual Report on Form 10-K for the year ended March 31, 2011 are available at www.advbiomaterials.com/annual_report.html.  You may also request copies of these materials by telephone at 800-579-1639 or by e-mail at sendmaterial@proxyvote.com.

Quorum and Vote Requirement

On August 5, 2011, the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting (the “Record Date”), there were issued and outstanding and entitled to vote an aggregate of 21,350,055 shares of common stock of AdvanSource, $0.001 par value per share (“Common Stock”).  Each share of Common Stock is entitled to one vote.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on each matter presented at the Annual Meeting shall constitute a quorum for such matter.  Shares of Common Stock present in person or represented by proxy will be counted for purposes of determining whether a quorum exists for a matter presented at the Annual Meeting.  Shares that abstain from voting as to a particular matter, and broker non-votes will each be counted as present for purposes of determining whether a quorum is present at the Meeting.  A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  The affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote is required for the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm.

Abstentions will have no effect on the outcome of the election of directors, but will be counted as a vote AGAINST the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.  Broker non-votes will have no effect on the outcome of the election of directors or the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm.  Under Rule 577 of the NYSE Amex, which governs brokers who are voting with respect to shares held in street name, a broker may have the discretion to vote such shares on routine matters, such as the ratification of independent registered public accountants, and other matters that do not involve a merger, consolidation or any matter which may affect substantially the rights or privileges of stockholders.  Accordingly, brokers will have the discretion to vote a proxy without instructions from the record holder for the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm, but will not be permitted to cast a vote on the election of directors.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by AdvanSource.  In addition to solicitations by mail, AdvanSource’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews and AdvanSource reserves the right to retain outside agencies for the purpose of soliciting proxies.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and AdvanSource will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our Notice of 2011 Annual Meeting of Stockholders may have been sent to multiple stockholders in the same household.  We will promptly deliver a separate copy of our Notice of 2011 Annual Meeting of Stockholders, the Proxy Statement, the form of Proxy Card and our Annual Report on Form 10-K for the year ended March 31, 2011 to any stockholder upon request by writing or calling us at the following address or phone number:  AdvanSource Biomaterials Corporation, 229 Andover Street, Wilmington, MA 01887, Attention: Investor Relations or by calling (978) 657-0075.  Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.

Revoking a Previously Delivered Proxy

A proxy that is properly submitted may be revoked at any time before it is exercised.  For a stockholder “of record,” meaning one whose shares are registered in his or her own name, to revoke a proxy, the stockholder may either: (i) send another signed proxy card with a later date to the address indicated on the proxy card; (ii) send a letter revoking the stockholder’s proxy to our Secretary at our principal address; (iii) cast his vote by telephone or internet; or (iv) attend the Annual Meeting and vote in person.

A “beneficial holder” whose shares are registered in another name, for example in “street name,” must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke a proxy.  You should contact the holder of record directly for more information on these procedures.

Voting in Person

Stockholders of record that attend the Annual Meeting and wish to vote in person will be given a ballot at the meeting.  If your shares are held in “street name,” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the meeting.

Cumulative Voting

The holders of shares of our Common Stock are not entitled to any cumulative voting under Delaware law.

Appraisal Rights

Under Delaware law, the holders of shares of our common stock will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to Section 141(d) of the Delaware General Corporation Law and Section A of the Fifth Article of our Charter, the Board is currently divided into three (3) classes having staggered terms of three (3) years each.  Under Article III, Section 1 of our By-laws, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof.  The Board has fixed at one (1) the number of Class III Directors to be elected at the Meeting.  At the Meeting, the stockholders will be asked to elect Mr. Mark R. Tauscher as Class III Director to serve in such capacity until the 2014 Annual Meeting or until his successor is duly elected and qualified.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  Abstentions and broker non-votes will have no effect on the outcome of the election of directors.  It is the intention of the persons named in the enclosed proxy to vote to elect the nominees named above, who are incumbent directors and have consented to serve if elected.

Board Recommendation

The Board believes the election of Mark R. Tauscher as our Class III Director for the ensuing three (3) years is in our best interests and those of our stockholders and recommends a vote FOR such nominee.

Our Nominees and Directors, including their ages as of July 15, 2011, are as follows:

Name	Age	Class	Position
Michael F. Adams	55	I	Director, President & Chief Executive Officer
William J. O'Neill, Jr.	69	II	Director, Chairman of the Board
Anthony J. Armini, Ph.D.	73	I	Director
Michael L. Barretti	66	II	Director
Mark R. Tauscher	59	III	Nominee for Director*
Jeremiah E. Dorsey	66	III	Departing Director**

*	Nominee for election as a director at this Meeting.

**
Mr. Dorsey’s term as a Class III director expires at the 2011 Annual Meeting.  Based on the recommendation of the Nominating/Corporate Governance Committee, the Board determined not to nominate Mr. Dorsey for re-election to the Board and to reduce the size of the Board from six to five members.

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Nominee for Election as Class III Director For a Three Year Term Expiring at the 2014 Annual Meeting

Mark R. Tauscher

Mr. Tauscher was elected as a director by vote of the members of our Board of Directors on October 5, 2010.  Since December 1999, Mr. Tauscher has been the President, Chief Executive Officer and director of PLC Systems Inc.  Mr. Tauscher has also served as President, Chief Executive Officer and a director of PLC Medical Systems, Inc. since January 2001.  Prior to joining PLC Systems Inc. and PLC Medical Systems, Inc., from November 1988 to December 1999, Mr. Tauscher served as Executive Vice President of Sales and Marketing at Quinton Instrument Company, a developer, manufacturer and marketer of cardiology products, medical devices and fitness equipment.  From November 1996 to November 1998, Mr. Tauscher served as Division President of Marquette Medical Systems, Medical Supplies.  From May 1994 to November 1996, Mr. Tauscher served as General Manager of Hewlett-Packard, Medical Supplies.  Mr. Tauscher earned a BS from Southern Illinois University.

Our Board of Directors has concluded that Mr. Tauscher is uniquely qualified to serve as a director based on his 30 years of medical industry experience, inside perspective of the day-to-day operations of a medical device company, and his past and current leadership and executive roles.

Directors Continuing in Office

The following individuals are continuing directors and are not standing for election this year.

Continuing Class I Directors Whose Terms Expire at the 2012 Annual Meeting

Michael F. Adams

Mr. Adams has been our director since May 1999.  Mr. Adams was appointed as our President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was our Vice President of Regulatory Affairs and Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Our Board has concluded that Mr. Adams is an appropriate person to represent management on our Board of Directors given his position as our Chief Executive Officer, his tenure with us, which dates back to June 1998, his professional credentials, and his standing in the medical community, including expertise in regulatory and operational matters as they relate to the development, production, marketing and sales of medical devices.

Anthony J. Armini, Ph.D.

Dr. Armini has been our director since August 2000.  Dr. Armini was the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation from 1984 through 2007.  From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation.  From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation.  Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967.  Dr. Armini is the author of twenty-two patents and fourteen publications in the field of implant technology.  Dr. Armini has over thirty years of experience in the development of total knee and hip implants, coronary stents, and radiation therapy implants; and fifteen years experience with ion implantation in the medical and semiconductor fields.

Our Board has concluded that Dr. Armini’s education and background in nuclear physics, coupled with his experience as Founder, Chairman and Chief Executive Officer of Implant Sciences Corporation, where he applied his educational and technical experience in the development of medical devices and coatings using ion implantation technologies, provide him with a unique background and skill set that qualify him to serve on our Board.  Also, Dr. Armini’s leadership role as the CEO of a public company and knowledge of related corporate governance matters make him well-suited to serve as a member of our Board.

Directors Continuing in Office

The following individuals are continuing directors and are not standing for election this year:

Continuing Class II Director Whose Term Expires at the 2013 Annual Meeting

William J. O’Neill, Jr.

Mr. O’Neill has been our director since May 2004 and was appointed as Chairman on August 7, 2006.  Mr. O’Neill is currently the Dean of the Frank Sawyer School of Management at Suffolk University in Boston, Massachusetts.  Prior to this appointment, Mr. O’Neill spent thirty years (1969-1999) with the Polaroid Corporation, where he held the positions of Executive Vice President of the Corporation, President of Corporate Business Development, and Chief Financial Officer.  He was also Senior Financial Analyst at Ford Motor Company.  Mr. O’Neill was a Trustee at the Dana Farber Cancer Institute, and is currently a member of the Massachusetts Bar Association, a member of the Board of Directors of the Greater Boston Chamber of Commerce, and serves on the Board of Directors of Concord Camera and EDGAR Online, Inc..  He earned a BA at Boston College in mathematics, a MBA in finance from Wayne State University, and a JD from Suffolk University Law School.

Our Board of Directors has concluded that Mr. O’Neill is uniquely qualified to serve as a director and Chairman of our Board based on his past and current leadership and executive roles, financial skills and overall business judgment.

Michael L. Barretti

Mr. Barretti has been our director since January 1998.  Mr. Barretti is the Director of Executive Education and professor of marketing at Suffolk University in Boston.  Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996.  From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers.  From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry.  From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid-state laser technologies to the medical field.  Mr. Barretti received his BA from St. Johns University and an MBA from Suffolk University.  Mr. Barretti is retired as a United States Marine Corps officer.

Our Board of Directors has concluded that Mr. Barretti is uniquely qualified to serve as a director based on his experience and leadership roles with medical device companies; his tenure with us, which dates back to January 1998; and marketing expertise at both the corporate and academic levels.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Corporate Governance and Guidelines

AdvanSource’s Board of Directors has long believed that good corporate governance is important to ensure that AdvanSource is managed for the long-term benefit of stockholders.  During the past year, AdvanSource’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and recently revised SEC rules and regulations.  This section describes key corporate governance guidelines and practices that we have adopted.  Complete copies of the corporate governance guidelines, committee charters and code of ethics described below are available on our website at www.advbiomaterials.com, and any amendments to any of the foregoing corporate governance documents or any waivers of our code of ethics will be posted on our website.  Alternatively, you can request a copy of any of these documents by writing to the Acting Chief Financial Officer, AdvanSource Biomaterials Corporation, 229 Andover Street, Wilmington, MA 01887.

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve in our best interests and those of its stockholders.  These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee our management;

•	a majority of the members of the Board shall be independent directors;

•	the non-management directors meet regularly in executive session; and

•	directors have full and free access to management and, as necessary and appropriate, independent advisors.

Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” as set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE Amex listing standards.  In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of our non-management directors qualifies as “independent” under NYSE Amex listing standards.

Board Attendance

The Board met two (2) times during the year ended March 31, 2011.  With the exception of Mr. Dorsey, each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2011.  Our 2010 Annual Meeting was attended by all directors except Mr. Dorsey.  The non-management members of the Board regularly meet, without any members of management present, at each scheduled Board of Directors meeting.  The members of the Board and its committees did not act by unanimous written consent during the year ended March 31, 2011 pursuant to Delaware law.  We do not have a formal policy regarding attendance at the Annual Meeting by directors, but we strongly encourage all directors to attend the Annual Meeting.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  The membership of each, as of July 15, 2011, is indicated in the table below.

Directors	Audit	Compensation	Nominating/ Corporate Governance
William J. O'Neill, Jr.	Chair
Michael L. Barretti		Chair	Chair
Anthony J. Armini	X	X	X
Mark R. Tauscher
Jeremiah E. Dorsey

The Board of Directors has determined that all of the members of each committee are independent as defined under the NYSE Amex rules, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.  In addition, all of the members of the Audit Committee are independent as defined by the NYSE Amex rules that apply to us until the date of the Annual Meeting and otherwise satisfy the NYSE Amex eligibility requirements for Audit Committee membership.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Board has designated from among its members Mr. William J. O’Neill, Jr. and Dr. Anthony J. Armini as the members of the Audit Committee.  The primary functions of the Audit Committee are to represent and assist the Board of Directors with the oversight of:

•	appointing, approving the compensation of, and assessing the independence of the our independent auditors;

•	overseeing the work of our independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

•	coordinating the Board of Director’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules.

The Board of Directors has determined that Mr. O’Neill is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.  Mr. O’Neill also acts as the Chairman of the Audit Committee.

During the fiscal year ended March 31, 2011, the Audit Committee met four (4) times.  The responsibilities of the Audit Committee are set forth in its written charter, which is posted on our website at www.advbiomaterials.com under the “Investor Relations – Corporate Governance” section.

Compensation Committee

The Compensation Committee consists of Mr. Michael L. Barretti, chairman, and Dr. Anthony J. Armini.  The Compensation Committee is responsible for implementing our compensation philosophies and objectives, establishing remuneration levels for our executive officers and implementing our incentive programs, including our equity compensation plans.  The Board of Directors has determined that each of the members of the Compensation Committee is an “independent” director within the meaning of the NYSE Amex listing standards, a “Non-Employee” director as defined in Rule 16b-3 of the Exchange Act, and an “Outside” director as defined in Section 162(m) of the Internal Revenue Code, as amended.  The Compensation Committee met one time in fiscal 2011.

Compensation is paid to our executive officers in both fixed and discretionary amounts which are established by the Board of Directors based on existing contractual agreements and the determinations of the Compensation Committee.  Pursuant to its charter, the responsibilities of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of our senior executive officers; (ii) review and analyze the appropriateness and adequacy of our annual, periodic or long-term incentive compensation programs and other benefit plans and administer those compensation programs and benefit plans; and (iii) review and recommend compensation for directors, consultants and advisors.  Except for the delegation of authority to the Chief Executive Officer to grant certain de minimus equity compensation awards to our non-executive employees, the Compensation Committee has not delegated any of its responsibilities to any other person.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Mr. Michael L. Barretti, chairman, and Dr. Anthony J. Armini.  The Nominating/Corporate Governance Committee’s responsibilities include identifying individuals qualified to become Board members; recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and reviewing and making recommendations to the Board with respect to management succession planning.  During the fiscal year ended March 31, 2011, the Nominating/Corporate Governance Committee met once in a joint meeting with the full Board of Directors in connection with the unanimous approval by the Board of Directors of the nominee for election as Class III Director at our 2011 annual meeting of stockholders to be held on October 4, 2011 and the decision to reduce the size of the Board of Directors from six to five members.  The responsibilities of the Nominating/Corporate Governance Committee are set forth in its written charter, which is posted on our website at www.advbiomaterials.com under the “Investors – Corporate Governance” section.

Board Leadership Structure

The Board has appointed Mr. William J. O’Neill, Jr., an independent director, to serve as the Chairman of the Board of Directors.  The Board has elected to separate the Chairman function from that of the Chief Executive Officer, who serves as our principal executive officer, due to a belief that separating these functions, and empowering an independent director to chair the Board meetings, will result in increased Board oversight of management activities.

Director Nomination Procedures

The nominating committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise.  In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates.  Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons.  Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then current constitution of the Board of Directors and will consider a variety of other factors, including the prospective nominee’s business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective Board of Directors.  The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment.  Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values.  The committee does not evaluate stockholder nominees differently than any other nominee.

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below under the heading “Deadline For Submission of Stockholder Proposals.”  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were filed as Appendix D to our definitive proxy statement on Schedule 14A as filed with the SEC on August 30, 2007.  A copy of our bylaws will be provided upon written request to the Acting Chief Financial Officer at AdvanSource Biomaterials Corporation, 229 Andover Street, Wilmington, MA 01887.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to our chief executive officer and acting chief financial officer.  The code of ethics is posted on our website at www.advbiomaterials.com.  We intend to include on our website any amendments to, or waivers from, a provision of our code of ethics that applies to our chief executive officer or acting chief financial officer that relates to any element of the code of ethics definition enumerated in Item 406 of Regulation S-K.

Stockholder Communications with the Board of Directors

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, discussed below.  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were filed as Appendix D to our definitive proxy statement on Schedule 14A as filed with the SEC on August 30, 2007.  A copy of our bylaws will be provided upon written request.

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Acting Chief Financial Officer, AdvanSource Biomaterials Corporation, 229 Andover Street, Wilmington, MA 01887.

NAMED EXECUTIVE OFFICERS

The named executive officers, their age and position at AdvanSource, as well as certain biographical information of these individuals, is set forth below.  The age of these individuals are provided as of July 15, 2011.

Name	Age	Position
Named Executive Officer
Michael F. Adams	55	President, Chief Executive Officer and Director

Financial Consultant and Acting Chief Financial Officer
David Volpe	56	Acting Chief Financial Officer

Named Executive Officer

Michael F. Adams has been our director since May 1999.  Mr. Adams was appointed as our President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was the our Vice President of Regulatory Affairs and Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Financial Consultant and Acting Chief Financial Officer

David Volpe was appointed as our Acting Chief Financial Officer on March 3, 2009.  Mr. Volpe has over 25 years of experience in executive level financial management, business development, merger and acquisition, strategic turnaround, investor relations, and private and public financing.  From April 2003 through the date of his appointment as Acting Chief Financial Officer, Mr. Volpe was the strategic and financial advisor to our Chief Executive Officer and former Chief Financial Officer, operating through Carmel Lake Ventures, LLC, Mr. Volpe’s privately-owned consulting firm.  From July 1999 through April 2003, Mr. Volpe was our Acting Chief Financial Officer.  In addition, Mr. Volpe held the position of Vice President of Strategic Development from April 2003 through December 2008 and Acting Chief Financial Officer from May 2001 through February 2003 for Implant Sciences Corporation, a publicly-held technology company formerly listed on the NYSE Amex.  From December 2005 through March 2009, Mr. Volpe served on  the American Stock Exchange Listed Company Advisory Council.  From 1986 through 1991, Mr. Volpe was an Audit Manager at Price Waterhouse focusing his efforts on emerging growth, technology-based companies.  In May 2003, Mr. Volpe entered into a settlement agreement with the SEC, pursuant to a complaint filed against a registrant, including certain of its officers and directors, for whom Mr. Volpe had provided financial consulting services and was named, whereby he agreed, among certain things, to adhere to all SEC reporting rules.  In connection with this settlement, no sanctions of any manner were imposed against Mr. Volpe.  Mr. Volpe holds BS degrees in geology and accounting from the California State Universities at Northridge and Bakersfield, respectively.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock, as of July 15, 2011, of (i) each person known by us to beneficially own five percent (5%) or more of such shares; (ii) each of our directors and current and acting executive officers named in the Summary Compensation Table; and (iii) all of our current and acting executive officers and directors as a group.  Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares.  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within sixty (60) days of July 15, 2011.  In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Michael F. Adams (3)	790,532	3.7%
Michael L. Barretti (4)	245,510	1.1%
Anthony J. Armini, Ph.D. (5)	248,895	1.2%
William J. O'Neill, Jr. (6)	230,000	1.1%
Jeremiah E. Dorsey (7)	181,252	*
David Volpe (8)	150,000	*
All current and acting executive officers and directors as a group (6 persons) (9)	1,846,189	7.8%

*      Less than 1%

(1)	Unless otherwise indicated, the business address of the stockholders named in the table above is AdvanSource Biomaterials Corporation, Inc. 229 Andover Street, Wilmington, MA 01887.

(2)	Based on 21,350,055 outstanding shares as of July 15, 2011.

(3)	Includes 620,395 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(4)	Includes 245,395 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(5)	Includes 242,895 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(6)	Includes 230,000 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(7)	Includes 181,252 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(8)	Includes 150,000 shares of common stock, which may be purchased within sixty (60) days of July 15, 2011 upon the exercise of stock options.

(9)	See footnotes (3) through (8).

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table provides information concerning compensation for services rendered to us in all capacities for the fiscal years ended March 31, 2011 and 2010 by our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)		All Other Compensation ($) (2)		Total ($)
Named Executive Officer
Michael F. Adams President & CEO	2011	$320,000	$-	$61,000	(3)	$27,000	(4)	$408,000
	2010	$292,000	$39,000	$47,000	(3)	$42,000	(4)	$420,000

Financial Consultant and Acting Chief Financial Officer
David Volpe Acting CFO	2010	$-	$-	$34,000	(5)	$201,000		$235,000
	2010	$-	$-	$36,000	(5)	$157,000		$193,000

(1)
The amount reported in this column for the named executive officers represents the grant date fair value of equity awards determined in accordance with the accounting standards for stock-based compensation.

(2)
All other compensation includes, but is not limited to, premiums paid by us for medical, dental, disability and group term life insurance for the chief executive officer; and consulting fees paid to the financial consultant and acting chief financial officer.

(3)
Mr. Adams received an option award exercisable into 250,000 and 200,000 shares of our common stock, pursuant to our 2003 Stock Option Plan, on July 1, 2010 and May 8, 2009, respectively.  The July 1, 2010 option award was valued using the Black-Scholes model with the following assumptions:  volatility 100.8%; risk-free interest rate of 2.4%; expected life of 7.5 years; and expected dividend yield of 0.00%.The May 8, 2009 option award was valued using the Black-Scholes model with the following assumptions:  volatility 94.3%; risk-free interest rate of 2.2%; expected life of 5.8 years; and expected dividend yield of 0.00%.

(4)
All other compensation of Mr. Adams is composed of approximately $12,000 and $12,000 for premiums paid by us for medical and dental insurance, $3,000 and $3,000 in premiums paid by us for disability and life insurance, and $12,000 and $27,000 for vehicle allowance and personal use of leased vehicles during the years ended March 31, 2011 and 2010, respectively.

(5)
Mr. Volpe received an option award exercisable into 150,000 and 150,000 shares of our common stock, pursuant to our 2003 Stock Option Plan, on October 6, 2010 and August 11, 2009, respectively.  The October 6, 2010 option award was valued using the Black-Scholes model with the following assumptions:  volatility 105.2%; risk-free interest rate of 1.8%; expected life of 7.5 years; and expected dividend yield of 0.00%.  The August 11, 2009 option award was valued using the Black-Scholes model with the following assumptions:  volatility 94.3%; risk-free interest rate of 3.3%; expected life of 7.7 years; and expected dividend yield of 0.00%.

Employment Agreements; Change in Control and Severance Provisions

Terms of Employment Agreement with Chief Executive Officer

We entered into an employment agreement with Michael F. Adams on September 13, 2006, effective August 7, 2006 (the “Adams Agreement”).

The Adams Agreement provides for Mr. Adams to serve as our President & Chief Executive Officer.  Pursuant to the terms of the Adams Agreement, as amended on July 10, 2007, Mr. Adams is to receive an annual base salary of $290,000, effective April 1, 2007.  Mr. Adams’ salary will be reviewed annually by the Board.  Additionally, Mr. Adams may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.  In May 2010, the Compensation Committee of the Board of Directors approved an increase in Mr. Adams’ annual base salary to $320,000, retroactive to April 1, 2010, and awarded a bonus of approximately $39,000 which was recorded as accrued expense as of March 31, 2010 and paid to Mr. Adams in May 2010.  There was no bonus awarded to Mr. Adams during the fiscal year ended March 31, 2011.

The term of the Adams Agreement expired on August 6, 2008.  The Company did not renew the Adams Agreement at the end of the initial term, however, the Adams agreement provides that lacking any express agreement between the parties at the end of the Employment Period, the Adams Agreement shall be deemed to continue on a month-to-month basis.  As a result, the Adams Agreement currently continues on a month-to-month basis and is subject to all of the terms and conditions of the Adams Agreement.  We and Mr. Adams each have the right to terminate the Adams Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that we terminate the applicable Adams Agreement without cause, or Mr. Adams terminates his employment for good reason following a change in control, as defined below, or we fail to renew the Adams Agreement within two (2) years following the occurrence of a change in control, Mr. Adams will be entitled to receive severance equal to 2.0 times his annual base salary at termination.  In such event, Mr. Adams will be bound by a non-compete covenant for one (1) year following termination of his employment.

Employment Agreement Definitions

Good Reason.  “Good Reason” shall mean, during the nine (9) month period following a Change in Control, (1) a good faith determination by the chief executive officer that as a result of such Change in Control he is not able to discharge his duties effectively or (2) without the chief executive officer’s express written consent, the occurrence of any of the following circumstances: (a) the assignment to the chief executive officer of any duties inconsistent (except in the nature of a promotion) with the position in the Company that he held immediately prior to the Change in Control or a substantial adverse alteration in the nature or status of his position or responsibilities or the conditions of his employment from those in effect immediately prior to the Change in Control; (b) a reduction by the Company in the Base Salary as in effect on the date of the Change in Control; (c) the Company’s requiring the chief executive officer to be based more than twenty-five (25) miles from the Company’s offices at which he was principally employed immediately prior to the date of the Change in Control except for required travel on the Company’s business to an extent substantially consistent with his present business travel obligations; or (d) the failure by the Company to continue in effect any material compensation or benefit plan in which the chief executive officer participates immediately prior to the Change in Control unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the chief executive officer’s participation therein (or in such substitute or alterative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, than existed at the time of the Change in Control.  The chief executive officer’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

Change in Control.  A “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than any majority owned subsidiary thereof, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any trustee or other fiduciary of a trust treated for federal income tax purposes as a grantor trust of which the Company is the grantor, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities on any matter which could come before its stockholders for approval; (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Cause.  “Cause” shall mean any of the following:

•
misconduct of the chief executive officer during the course of his employment which is materially injurious to the Company and which is brought to the attention of the chief executive officer promptly after discovery by the Company, including but not limited to, theft or embezzlement from the Company, the intentional provision of services to competitors of the Company, or improper disclosure of proprietary information, but not including any act or failure to act by the chief executive officer that he believed in good faith to be proper conduct not adverse to his duties hereunder;

•	willful disregard or neglect by the chief executive officer of his duties or of the Company’s interests that continues after being brought to the attention of the chief executive officer;

•	unavailability, except as provided for in Section 3.5 of the Employment Agreement (Disability or Death), of the chief executive officer to substantially perform the duties provided for herein;

•	conviction of a fraud or felony or any criminal offense involving dishonesty, breach of trust or moral turpitude during the chief executive officer’s employment;

•
the chief executive officer’s breach of any of the material terms of the Employment Agreement (including the failure of the chief executive officer to discharge his duties in a highly competent manner) or any other agreements executed in connection with the Employment Agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated incremental compensation upon (i) termination by us of the Chief Executive Officer without Cause, (ii) termination for Good Reason by the Chief Executive Officer following a Change in Control, or (iii) failure by us to renew the Employment Agreement within two (2) years following the occurrence of a Change in Control.  The estimated incremental compensation assumes the triggering event had occurred on March 31, 2011.  Benefits generally available to all employees are not included in the table.  The actual amount of compensation can only be determined at the time of termination or change in control.  No other named executive officer in fiscal 2011 is entitled to receive any payments upon termination or a change of control.

Named Executive Officer	Base Salary Continuation		COBRA Premiums (2)	Life Insurance Premiums (3)	Other
Michael F. Adams	$580,000	(1)	$-	$1,176	$-

(1)	Lump-sum payment equal to 2.0 times Mr. Adams’ base salary of $290,000 per annum, the base salary then in effect as of March 31, 2010.

(2)	Represents estimated out-of-pocket COBRA health insurance premium expenses incurred by the Chief Executive Officer over the six (6) month period following termination to be reimbursed by us.

(3)
Represents estimated life insurance premiums to be paid by us on behalf of the Chief Executive Officer after termination.  We shall continue in full force and effect, at our expense, the life insurance benefits provided in the Employment Agreement for a period of 12 months after termination of the Chief Executive Officer’s employment or until the Chief Executive Officer becomes employed, whichever occurs first.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information regarding outstanding stock options held by the named executive officers as of the fiscal year ended March 31, 2011.

Named Executive Officers	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Chief Executive Officer
Michael F. Adams	25,000	-		$1.10	4/30/2011
	25,522	-		1.61	10/1/2011
	27,373	-		1.59	10/28/2012
	12,500	-		5.40	12/31/2013
	30,000	-		2.60	2/14/2015
	100,000	-		1.23	10/16/2017
	100,000	-		1.23	10/16/2017
	200,000	-		0.31	5/8/2019
	62,500	187,500	(1)	0.29	7/1/2020
	582,895	187,500

Financial Consultant and Acting Chief Financial Officer
David Volpe	75,000	75,000	(2)	0.29	8/11/2019
	37,500	112,500	(3)	0.26	10/6/2020
	112,500	187,500
	695,395	375,000

(1)	Options vested at the rate of 25% on July 1, 2010, the date of grant, and continue to vest 25% on each annual anniversary thereafter ending on July 1, 2013.

(2)	Options vested at the rate of 25% on August 11, 2009, the date of grant, and continue to vest 25% on each annual anniversary thereafter ending on August 11, 2012.

(3)	Options vested at the rate of 25% on October 6, 2010, the date of grant, and continue to vest 25% on each annual anniversary thereafter ending on October 6, 2013.

2011 Option Exercises and Stock Vested

During the year ended March 31, 2011, there were no exercises of option awards by the Named Executive Officer.

DIRECTORS COMPENSATION

The following table sets forth the annual compensation of AdvanSource non-employee directors for fiscal 2011, which consisted of annual cash retainers, including amounts associated with serving as Chairman of the Board and the chair and member of Board committees, and equity awards in the form of options pursuant to the 2003 Stock Option Plan.  Employee directors do not receive any separate compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
William J. O'Neill, Jr.	$24,000	$-	$-	$24,000
Michael L. Barretti (2)	15,000	-	37,000	52,000
Anthony J. Armini, Ph.D.	18,000	-	-	18,000
Jeremiah E. Dorsey	-	-	-	-

(1)
The amount reported in this column for the non-employee directors represents the grant date fair value of equity awards determined in accordance with the accounting standards for stock-based compensation.

(2)
During fiscal 2007, we entered into a consulting agreement with Mr. Barretti for an annualized fee of $50,000.  In April 2010, the Company and Mr. Barretti mutually agreed to terminate the consulting agreement as of December 31, 2010.  A payment of approximately $37,000, representing the prorated consulting fee for the remaining nine (9) months through December 31, 2010, was paid in April 2010.  Mr. Barretti continues as a director of the Company.

(3)	There were no option awards granted to non-employee directors during fiscal 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of copies of such forms submitted to us, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in fiscal 2011.

Certain Relationships and Related Transactions

On January 1, 2007, the Company entered into a consulting agreement with Michael L. Barretti, a member of its Board of Directors, for an annualized fee of $50,000.  During each of the fiscal years ended March 31, 2011 and 2010, the Company recognized $37,000 and $50,000, respectively, of expense related to services incurred under this agreement, which was recorded as selling, general and administrative expense.  In April 2010, the Company and Mr. Barretti mutually agreed to terminate the consulting agreement as of December 31, 2010.  A payment of approximately $37,000, representing the prorated consulting fee for the remaining nine (9) months through December 31, 2010, was paid in April 2010.  Mr. Barretti continues as a director of the Company.

Transactions with related parties, including, but not limited to, members of the Board of Directors, are reviewed and approved by all members of the Board of Directors.  In the event a transaction with a member of the Board is contemplated, the Director having a beneficial interest in the transaction is not allowed to participate in the decision-making and approval process.  The policies and procedures surrounding the review, approval or ratification of related party transactions are not in writing, nevertheless, such reviews, approvals and ratifications of related party transactions are documented in the minutes of the meetings of the Board of Directors and any such transactions are committed to writing between the related party and us in an executed engagement agreement.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the recommendation of its Audit Committee, has selected the firm of McGladrey & Pullen, LLP (“McGladrey”) as our independent registered public accounting firm for the fiscal year ending March 31, 2012.  McGladrey has served as our independent public accountants since July 20, 2010, the date it completed the acquisition of the attest practice of Caturano and Company, Inc., our former independent public accountants who were appointed in March 2009.

The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required for the ratification of McGladrey as our independent registered public accounting firm.  Abstentions will be counted as a vote AGAINST the ratification of McGladrey as our independent registered public accounting firm for the fiscal year ending March 31, 2012.  Broker non-votes will have no effect on the ratification of McGladrey as our independent registered public accounting firm.

Representatives of McGladrey are expected to be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from the stockholders.

If the stockholders do not ratify the selection of McGladrey as our independent registered public accounting firm, the selection of such firm will be reconsidered by the Audit Committee.  The Audit Committee reserves the right to change the independent public accountants for the current year if it determines that there is a valid reason to do so.  At this time, the Audit Committee does not know of any such reason.

Board Recommendation

Accordingly, the Board believes ratification of the selection of McGladrey as AdvanSource’s independent registered public accounting firm for the current year is in the best interests of AdvanSource and its stockholders and recommends a vote FOR the proposal.

Independent Auditor Fees and Other Matters

The following is a summary of the fees billed to us by McGladrey & Pullen, LLP, our independent registered public accounting firm; and Caturano and Company, Inc., our predecessor independent registered public accounting firm, for professional services rendered for the fiscal years ended March 31, 2011 and 2010.  The Audit Committee considered and discussed with Ernst & Young LLP the provision of non-audit services to us and the compatibility of providing such services with maintaining its independence as our auditor.

Fee Category	Years Ended March 31,
(in thousands)	2010	2010
Audit fees - McGladrey & Pullen, LLP	$112	$-
Audit fees - Caturano and Company, Inc.	-	116
Other audit related fees	-	7
Tax fees	18	17
Total fees	$130	$140

Audit Fees.  This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other professional services provided in connection with regulatory filings.

Other Audit Related Fees.  This category consists of fees billed for professional services rendered in connection with the issuance of a consent by Ernst & Young, LLP, our predecessor auditor.

Tax Fees.  This category consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and acquisitions.

Pre-Approval Policies and Procedures.  The Audit Committee has the authority to approve all audit and non-audit services that are to be performed by our independent registered public accounting firm.  Generally, we may not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee (or a properly delegated subcommittee thereof.

OTHER MATTERS

The Board does not know of any other matters, which may come before the Annual Meeting.  However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in our proxy materials for the 2012 Annual Meeting of Stockholders must be received by the Secretary of the Company at our principal offices no later than April 28, 2012.  We have received no stockholder nominations or proposals for the 2011 Annual Meeting.

Our bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the board of directors, including any proposal for the nomination for election as a director.  To be considered for such presentation at the annual meeting of our stockholders to be held on or about September 14, 2012, any such stockholder proposal must be received by us no earlier than June 16, 2012 and no later than July 16, 2012, and discretionary authority may be used if untimely submitted.

By Order of the Board of Directors,

/s/ Michael F. Adams

Michael F. Adams, Secretary

August 24, 2011

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE BY COMPLETING AND SIGNING A PROXY CARD AND RETURNING IT PROMPTLY TO THE COMPANY; BY TELEPHONE AT 800-690-6903; OR BY INTERNET AT WWW.PROXYVOTE.COM, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.  STOCKHOLDERS WHO ATTEND THIS ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ADVANSOURCE BIOMATERIALS CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, OCTOBER 4, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANSOURCE BIOMATERIALS CORPORATION

The undersigned, revoking all prior proxies, hereby appoint(s) Michael F. Adams and David Volpe, and each of them (with full power of substitution), as proxies to represent and vote, as designated herein, all shares of Common Stock of AdvanSource Biomaterials Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company’s office at 229 Andover Street, Wilmington, MA 01887 on Tuesday, October 4, 2011, at 10:00 a.m. local time, and at any adjournment thereof.

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this proxy will be voted for all proposals.  Attendance of the undersigned at the Meeting or at any adjournment thereof will not revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Annual Meeting.  We urge you to promptly authorize the proxies named herein to cast your vote by:

•	Vote-by-Internet: Log on to the Internet and go to http://www.proxyvote.com.

•	Vote-by-Telephone: Call toll-free 1-800-690-6903.

•	Vote-by-Mail: Fill in, date, sign and mail this proxy card to the Company.

☒    PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

(1)	To elect the following one (1) nominee director as Class III Director of the Company (except as marked below) for the ensuing three (3) years:

Nominee:                      Mark R. Tauscher

☐      FOR the nominee (except as marked below)                                                                           ☐           WITHHOLD authority to vote for nominee

(2)	To ratify the selection by the Board of Directors of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

☐    FOR                                           ☐    AGAINST                                                ☐    ABSTAIN

NOTE:  Please sign your name exactly as it appears on your stock certificate(s), write the date and return this proxy as soon as possible.  If the stock is registered in more than one name, each joint owner should sign.  If signing as attorney, executor, trustee, administrator or guardian, please give full title as such.  Only authorized officers should sign for corporations.

Date:		Date:

	Signature		Signature